Exhibit 99.1

Financial Contact:
Josh Hirsberg
(702) 792-7234
joshhirsberg@boydgaming.com

Media Contact:
David Strow
(702) 792-7386
davidstrow@boydgaming.com

BOYD GAMING REPORTS THIRD-QUARTER RESULTS
- Las Vegas Locals Posts EBITDA Gain for Third Consecutive Quarter -
- Borgata Generates Strong Growth, Prepares for Launch of Online Gaming -

LAS VEGAS - OCTOBER 31, 2013 - Boyd Gaming Corporation (NYSE: BYD) today reported financial results for the third quarter ended September 30, 2013.

Boyd Gaming reported net revenues of $738.6 million, an increase of 20.6% from $612.4 million during the same quarter in 2012. Total Adjusted EBITDA(1) grew 49.9% to $155.3 million, compared to $103.6 million in the year-ago quarter. Results reflect the addition of the operations of Peninsula Gaming, LLC, which was acquired by the Company on November 20, 2012.

Boyd Gaming’s wholly-owned operations reported third-quarter 2013 net revenues of $538.5 million, up 26.6% from $425.3 million in the third quarter of 2012. Wholly-owned Adjusted EBITDA was $108.7 million, an increase of 54.7% from $70.3 million in the third quarter of 2012. Borgata, the Company’s 50% joint venture, reported third-quarter 2013 net revenues of $200.1 million, up 6.9% from $187.1 million in the year-ago period, while Adjusted EBITDA rose 39.7% to $46.6 million, compared to $33.4 million in the third quarter of 2012.

Adjusted Earnings(1) for the third quarter 2013 reflect a loss of $8.3 million, or $0.08 per share, compared to a loss of $8.8 million, or $0.10 per share, for the same period in 2012. The calculations of Adjusted Earnings and Adjusted Earnings per share are presented in a table at the end of this press release.

During the third quarter of 2013, Boyd Gaming replaced its credit facility with a new credit facility, redeemed its 7.125% Senior Subordinated Notes due 2016, and amended the Borgata credit facility. These actions resulted in an aggregate pretax loss on early extinguishments of debt of $27.1 million. The loss is not included in Adjusted Earnings or Adjusted Earnings per share.

On a GAAP basis, the Company reported a net loss of $37.3 million, or $0.37 per share, for the third quarter 2013, compared to a net loss of $15.8 million, or $0.18 per share, for the year-ago period. Results for the prior-year period reflect the Dania Jai-Alai business as discontinued operations. Dania Jai-Alai was sold during the second quarter of 2013.

“Our third-quarter performance fell below our expectations, as solid results in July and August were offset by significant weakness in September in many of our markets. However, October year-over-year results have shown improvement in most of our operations,” said Keith Smith, President and Chief Executive Officer of Boyd Gaming. “Despite a challenging operating environment, we continued to make encouraging progress in many areas of our business. Our Las Vegas Locals business grew EBITDA for the third consecutive quarter. In New Jersey, Borgata generated strong results, and we are now finalizing preparations for real-money online gaming in that state. And we further strengthened our balance sheet, bringing our Company’s total debt reduction to more than $500 million so far this year.”

(1)	See footnotes at the end of the release for additional information relative to non-GAAP financial measures.

Year-To-Date Results
For the nine months ended September 30, 2013, Boyd Gaming reported net revenues of $2.21 billion, an increase of 19.1% from the $1.86 billion in net revenues reported in the year-ago period. Total Adjusted EBITDA was $478.9 million, up 36.4% from $351.2 million in the prior year.

During the nine months ended September 30, 2013, the Company’s wholly-owned operations generated net revenues of $1.67 billion, up 26.9% from $1.32 billion in the year-ago period, while wholly-owned Adjusted EBITDA increased 51.5% to $376.1 million, compared to $248.3 million in the comparable period 2012. Borgata reported net revenues of $538.6 million and Adjusted EBITDA of $102.8 million during the nine-month period ended September 30, 2013. Both revenues and Adjusted EBITDA at Borgata were essentially flat compared to the nine months ended September 30, 2012.

Adjusted Earnings for the nine months ended September 30, 2013, reflect a loss of $7.0 million, or $0.07 per share, compared to income of $4.6 million, or $0.05 per share, during the nine months ended September 30, 2012.

The Company reported a pretax loss from early extinguishments of debt of $29.5 million for the nine months ended September 30, 2013, as a result of its refinancing activities. Discontinued operations for the first nine months of 2013 reflects income, net of tax, of $10.8 million, as compared to a loss of $2.1 million for the prior-year period. The current year amount includes the gain from the second-quarter 2013 sale of the Dania business. These amounts are excluded from Adjusted Earnings and Adjusted Earnings per share.

On a GAAP basis, and including the discontinued operations, Boyd Gaming reported a net loss of $32.9 million, or $0.35 per share. By comparison, the Company reported a net loss of $9.0 million, or $0.10 per share, for the nine months ended September 30, 2012.

Key Operations Review

Las Vegas Locals
In the Las Vegas Locals segment, third-quarter 2013 net revenues were $140.3 million, up 1.1% from $138.8 million in the third quarter of 2012. Third-quarter 2013 Adjusted EBITDA rose 8.6% to $26.4 million, compared to $24.3 million in the year-ago period, as EBITDA grew for the third consecutive quarter. Ongoing refinements to our business continued to drive revenue growth at our four Locals properties during the quarter. We also benefited from efficiencies throughout our operations, as EBITDA margins improved 130 basis points year-over-year.

Downtown
The Downtown Las Vegas region reported net revenues of $52.7 million for the third quarter of 2013, down from $53.5 million in the year-ago period. Adjusted EBITDA was $5.5 million, compared to $6.4 million in the third quarter of 2012. Weakness at the Fremont during September was primarily responsible for the EBITDA shortfall. Business at the property was impacted by construction disruption in the Downtown area, which resulted in reduced visitation.

Midwest and South; Peninsula
In the Midwest and South segment, net revenues were $214.8 million, compared to $233.0 million in the third quarter of 2012. Adjusted EBITDA was $41.9 million versus $48.7 million in the year-ago period.

During the third quarter 2013, the Peninsula segment contributed net revenues of $130.7 million, and Adjusted EBITDA of $45.3 million.

Solid performances at Diamond Jo Dubuque and Delta Downs were offset by declines at other properties in the region, particularly in September. Our operations were impacted by soft economic conditions late in the quarter, as well as increased supply in certain markets.

Borgata
Borgata, the Company’s 50% joint venture, reported third-quarter 2013 net revenues of $200.1 million, up 6.9% from $187.1 million in the year-ago period, while Adjusted EBITDA increased 39.7% to $46.6 million, compared to $33.4 million in the third quarter of 2012. Borgata’s market share rose 3 percentage points and EBITDA margins improved by 550 basis points, due largely to more normalized table hold as compared to the year-ago quarter. Despite increased regional supply, Borgata’s first-in-class amenities, service and effective marketing programs are providing a significant competitive advantage.

On October 9, Borgata received the first Internet Gaming Permit granted by the New Jersey Division of Gaming Enforcement. Preparations are ongoing for the launch of our Borgata-branded online gaming site, and we remain on track to be among the first operators to offer real-money online gaming in New Jersey.

Conference Call Information
Boyd Gaming will host its third-quarter 2013 conference call today, October 31, at 12:00 p.m. Eastern, on which the Company will provide guidance for the fourth quarter 2013. The conference call number is (888) 317-6003, passcode 1655358. Please call up to 15 minutes in advance to ensure you are connected prior to the start of the call.

The conference call will also be available live on the Internet at www.boydgaming.com, or: http://www.videonewswire.com/event.asp?id=96604

Following the call’s completion, a replay will be available by dialing (877) 344-7529 today, October 31, beginning at 2:00 p.m. Eastern and continuing through Thursday, November 7, at 9 a.m. Eastern. The conference number for the replay will be 10036018. The replay will also be available on the Internet at www.boydgaming.com.

BOYD GAMING CORPORATION
Condensed Consolidated Statements of Operations
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(In thousands, except per share data)	2013	2012	2013	2012
Revenues
Gaming	$633,237	$516,206	$1,893,722	$1,564,760
Food and beverage	114,397	106,658	338,975	317,876
Room	72,299	69,964	203,308	205,589
Other	43,808	38,911	125,017	110,416
Gross revenues	863,741	731,739	2,561,022	2,198,641
Less promotional allowances	125,172	119,349	348,121	340,512
Net revenues	738,569	612,390	2,212,901	1,858,129

Costs and expenses
Gaming	302,373	252,300	887,436	739,242
Food and beverage	57,655	54,920	181,950	169,129
Room	12,556	13,605	41,611	43,671
Other	33,056	29,947	92,429	82,643
Selling, general and administrative	122,837	112,393	373,865	330,711
Maintenance and utilities	45,735	37,929	125,986	115,924
Depreciation and amortization	69,002	50,424	209,358	151,059
Corporate expense	12,084	10,317	42,588	36,197
Preopening expenses	1,675	1,618	4,829	5,488
Impairments of assets	1,250	—	6,282	—
Asset transactions costs	(1,362)	645	2,265	6,917
Other operating charges and credits, net	3,386	(1,095)	5,181	(9,316)
Total costs and expenses	660,247	563,003	1,973,780	1,671,665
Operating income	78,322	49,387	239,121	186,464

Other expense (income)
Interest income	(553)	(272)	(1,779)	(684)
Interest expense, net of amounts capitalized	83,145	74,115	266,953	202,731
Loss on early extinguishments of debt	27,141	—	29,513	—
Other, net	136	—	(335)	—
Total other expense, net	109,869	73,843	294,352	202,047

Loss from continuing operations before income taxes	(31,547)	(24,456)	(55,231)	(15,583)
Income taxes	(3,048)	8,050	3,478	6,427
Loss from continuing operations, net of tax	(34,595)	(16,406)	(51,753)	(9,156)
Income (loss) from discontinued operations, net of tax	—	(676)	10,790	(2,142)
Net income (loss)	(34,595)	(17,082)	(40,963)	(11,298)
Net (income) loss attributable to noncontrolling interest	(2,672)	1,286	8,039	2,331
Net loss attributable to Boyd Gaming Corporation	$(37,267)	$(15,796)	$(32,924)	$(8,967)

Basic net loss per common share
Continuing operations	$(0.37)	$(0.17)	$(0.47)	$(0.08)
Discontinued operations	—	(0.01)	0.12	(0.02)
Basic net loss per common share	$(0.37)	$(0.18)	$(0.35)	$(0.10)
Weighted average basic shares outstanding	101,555	87,643	93,122	87,587

Diluted net loss per common share
Continuing operations	$(0.37)	$(0.17)	$(0.47)	$(0.08)
Discontinued operations	—	(0.01)	0.12	(0.02)
Diluted net loss per common share	$(0.37)	$(0.18)	$(0.35)	$(0.10)
Weighted average diluted shares outstanding	101,555	87,643	93,122	87,587

BOYD GAMING CORPORATION
SUPPLEMENTAL INFORMATION
Reconciliation of Adjusted EBITDA to Operating Income (Loss)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(In thousands)	2013	2012	2013	2012
Net revenues by Reportable Segment
Las Vegas Locals	$140,291	$138,787	$442,808	$442,563
Downtown Las Vegas	52,674	53,547	162,884	166,494
Midwest and South	214,831	232,965	668,221	710,415
Peninsula (1)	130,722	—	400,416	—
Atlantic City	200,051	187,091	538,572	538,657
Net revenues	$738,569	$612,390	$2,212,901	$1,858,129

Adjusted EBITDA by Reportable Segment
Las Vegas Locals	$26,350	$24,271	$104,278	$97,292
Downtown Las Vegas	5,534	6,356	21,942	22,897
Midwest and South	41,936	48,708	140,243	157,841
Peninsula (1)	45,274	—	144,309	—
Wholly owned property Adjusted EBITDA	119,094	79,335	410,772	278,030
Corporate expense (2)	(10,409)	(9,082)	(34,675)	(29,756)
Wholly owned Adjusted EBITDA	108,685	70,253	376,097	248,274
Atlantic City	46,592	33,350	102,844	102,966
Adjusted EBITDA	155,277	103,603	478,941	351,240

Other operating costs and expenses
Deferred rent	956	996	2,872	2,988
Depreciation and amortization	69,002	50,424	209,358	151,059
Preopening expenses	1,675	1,618	4,829	5,488
Share-based compensation expense	2,048	1,607	9,033	7,560
Impairments of assets	1,250	—	6,282	—
Asset transactions costs	(1,362)	645	2,265	6,917
Other operating charges and credits, net	3,386	(1,074)	5,181	(9,236)
Total other operating costs and expenses	76,955	54,216	239,820	164,776
Operating income	78,322	49,387	239,121	186,464
Other non-operating items
Interest expense, net	82,592	73,843	265,174	202,047
Loss on early extinguishments of debt	27,141	—	29,513	—
Other, net	136	—	(335)	—
Total other non-operating items, net	109,869	73,843	294,352	202,047
Income (loss) from continuing operations before income taxes	(31,547)	(24,456)	(55,231)	(15,583)
Income taxes	(3,048)	8,050	3,478	6,427
Income (loss) from continuing operations, net of tax	(34,595)	(16,406)	(51,753)	(9,156)
Income (loss) from discontinued operations, net of tax	—	(676)	10,790	(2,142)
Net income (loss)	(34,595)	(17,082)	(40,963)	(11,298)
Net (income) loss attributable to noncontrolling interest	(2,672)	1,286	8,039	2,331
Net income (loss) attributable to Boyd Gaming Corporation	$(37,267)	$(15,796)	$(32,924)	$(8,967)
________________________________________________ (1) Peninsula Gaming was acquired on November 20, 2012. (2) Reconciliation of corporate expense:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(In thousands)	2013	2012	2013	2012
Corporate expense as reported on Condensed Consolidated Statements of Operations	$12,084	$10,317	$42,588	$36,197
Corporate share-based compensation expense	(1,675)	(1,235)	(7,913)	(6,441)
Corporate expense as reported on the above table	$10,409	$9,082	$34,675	$29,756

BOYD GAMING CORPORATION
SUPPLEMENTAL INFORMATION
Reconciliations of Net Income (Loss) to Adjusted Earnings (Loss) and
Net Income (Loss) Per Share to Adjusted Earnings (Loss) Per Share
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(In thousands, except per share data)	2013	2012	2013	2012
Net income (loss) attributable to Boyd Gaming Corporation	$(37,267)	$(15,796)	$(32,924)	$(8,967)
Less: (income) loss from discontinued operations, net of tax (1)	—	676	(10,790)	2,142
Adjusted net income (loss) attributable to Boyd Gaming Corporation	(37,267)	(15,120)	(43,714)	(6,825)
Pretax adjustments related to Boyd Gaming:
Preopening expenses, excluding impact of LVE	1,259	4,342	6,295	13,420
Loss on early extinguishments of debt	24,605	—	26,977	—
Impairments of assets	1,250	—	1,250	—
Asset transactions costs	(1,162)	645	2,058	6,917
Adjustments to property tax accruals, net	—	(658)	—	(1,255)
Other operating charges and credits, net	240	528	2,035	(5,505)
Interest on acquisition financing	—	3,614	—	3,614
Other (income) loss	—	—	(817)	—

Pretax adjustments related to Borgata:
Preopening expenses	416	—	470	240
Loss on early extinguishments of debt	2,536	—	2,536	—
Valuation adjustments related to consolidation, net	(181)	286	(683)	432
Impairments of assets	—	—	5,032	—
Asset transactions costs	(201)	—	205	—
Other expense (income)	3,146	(1,623)	3,146	(3,811)
Total adjustments	31,908	7,134	48,504	14,052

Income tax effect for above adjustments	(33)	(1,454)	(6,401)	(4,170)
Impact on noncontrolling interest, net	(2,859)	669	(5,355)	1,570
Adjusted earnings (loss)	$(8,251)	$(8,771)	$(6,966)	$4,627

Net income (loss) per share attributable to Boyd Gaming Corporation	$(0.37)	$(0.18)	$(0.35)	$(0.10)
Less: (income) loss from discontinued operations, net of tax (1)	—	0.01	(0.12)	0.02
Adjusted net income (loss) per share attributable to Boyd Gaming Corporation	(0.37)	(0.17)	(0.47)	(0.08)
Pretax adjustments related to Boyd Gaming:
Preopening expenses, excluding impact of LVE	0.01	0.05	0.07	0.15
Loss on early extinguishments of debt	0.26	—	0.29	—
Impairments of assets	0.01	—	0.01	—
Asset transactions costs	(0.01)	0.01	0.02	0.08
Adjustments to property tax accruals, net	—	(0.01)	—	(0.01)
Other operating charges and credits, net	—	0.01	0.02	(0.06)
Interest on acquisition financing	—	0.04	—	0.04
Other (income) loss	—	—	(0.01)	—

Pretax adjustments related to Borgata:
Preopening expenses	—	—	0.01	—
Loss on early extinguishments of debt	0.02	—	0.03	—
Valuation adjustments related to consolidation, net	—	—	(0.01)	—
Impairments of assets	—	—	0.05	—
Asset transactions costs	—	—	—	—
Other expense (income)	0.03	(0.02)	0.04	(0.04)
Total adjustments	0.32	0.08	0.52	0.16

Income tax effect for above adjustments	—	(0.02)	(0.07)	(0.05)
Impact on noncontrolling interest, net	(0.03)	0.01	(0.05)	0.02
Adjusted earnings (loss) per share	$(0.08)	$(0.10)	$(0.07)	$0.05

Weighted average shares outstanding	101,555	87,643	93,122	87,824
____________________________________________________

(1) Results from all periods are adjusted to exclude the financial results of Dania Jai-Alai, which was sold during the second quarter of 2013.

BOYD GAMING CORPORATION
SUPPLEMENTAL INFORMATION
Condensed Consolidating Statement of Operations
Three Months Ended September 30, 2013
(Unaudited)

	Boyd Gaming Wholly Owned
(In thousands, except per share data)	Excluding Peninsula Segment	Peninsula Segment	Eliminations	Total	Borgata (1)	Eliminations	Boyd Gaming Consolidated
Revenues
Gaming	$334,874	$121,383	$—	$456,257	$176,980	$—	$633,237
Food and beverage	65,485	9,759	—	75,244	39,153	—	114,397
Room	38,318	—	—	38,318	33,981	—	72,299
Other	30,248	5,148	(4,884)	30,512	13,296	—	43,808
Gross revenues	468,925	136,290	(4,884)	600,331	263,410	—	863,741
Less promotional allowances	56,245	5,568	—	61,813	63,359	—	125,172
Net revenues	412,680	130,722	(4,884)	538,518	200,051	—	738,569

Costs and expenses
Gaming	173,087	57,480	—	230,567	71,806	—	302,373
Food and beverage	34,940	6,627	—	41,567	16,088	—	57,655
Room	10,592	—	—	10,592	1,964	—	12,556
Other	18,232	8,993	(4,884)	22,341	10,715	—	33,056
Selling, general and administrative	72,380	13,627	—	86,007	36,830	—	122,837
Maintenance and utilities	26,073	3,605	—	29,678	16,057	—	45,735
Depreciation and amortization	32,455	22,210	—	54,665	14,337	—	69,002
Corporate expense	11,850	234	—	12,084	—	—	12,084
Preopening expenses	1,260	—	—	1,260	415	—	1,675
Impairments of assets	1,250	—	—	1,250	—	—	1,250
Asset transactions costs	(1,296)	133	—	(1,163)	(199)	—	(1,362)
Other, net	178	62	—	240	3,146	—	3,386
Total costs and expenses	381,001	112,971	(4,884)	489,088	171,159	—	660,247

Operating income from Borgata	14,446	—	—	14,446	—	(14,446)	—

Operating income (loss)	46,125	17,751	—	63,876	28,892	(14,446)	78,322

Other expense (income)
Interest income	—	(553)	—	(553)	—	—	(553)
Interest expense, net of amounts capitalized	42,956	19,908	—	62,864	20,281	—	83,145
Loss on early extinguishments of debt	24,605	—	—	24,605	2,536	—	27,141
Other income	87	49	—	136	—	—	136
Other non-operating expenses from Borgata, net	11,775	—	—	11,775	—	(11,775)	—
Total other expense, net	79,423	19,404	—	98,827	22,817	(11,775)	109,869

Income (loss) from continuing operations before income taxes	(33,298)	(1,653)	—	(34,951)	6,075	(2,671)	(31,547)
Income taxes	1,052	(3,368)	—	(2,316)	(732)	—	(3,048)
Income (loss) from continuing operations, net of tax	(32,246)	(5,021)	—	(37,267)	5,343	(2,671)	(34,595)
Income (loss) from discontinued operations, net of tax	—	—	—	—	—	—	—
Net income (loss)	(32,246)	(5,021)	—	(37,267)	5,343	(2,671)	(34,595)
Net (income) loss attributable to noncontrolling interest	—	—	—	—	—	(2,672)	(2,672)
Net income (loss) attributable to Boyd Gaming Corporation	$(32,246)	$(5,021)	$—	$(37,267)	$5,343	$(5,343)	$(37,267)

BOYD GAMING CORPORATION
SUPPLEMENTAL INFORMATION
Condensed Consolidating Statement of Operations
Three Months Ended September 30, 2013
(Unaudited)

	Boyd Gaming Wholly Owned
(In thousands, except per share data)	Excluding Peninsula Segment	Peninsula Segment	Eliminations	Total	Borgata (1)	Eliminations	Boyd Gaming Consolidated
Basic net loss per common share
Continuing operations				$(0.37)			$(0.37)
Discontinued operations				—			—
Basic net loss per common share				$(0.37)			$(0.37)
Weighted average basic shares outstanding				101,555			101,555

Diluted net loss per common share
Continuing operations				$(0.37)			$(0.37)
Discontinued operations				—			—
Diluted net loss per common share				$(0.37)			$(0.37)
Weighted average diluted shares outstanding				101,555			101,555

__________________________________________________
(1) Borgata's financial results include the impact of certain valuation adjustments made upon consolidation. These valuation adjustments are not pushed down to Borgata and are therefore not reflected in Borgata's standalone financial statements.

BOYD GAMING CORPORATION
SUPPLEMENTAL INFORMATION
Condensed Consolidating Statement of Operations
Three Months Ended September 30, 2012
(Unaudited)

(In thousands, except per share data)	Boyd Gaming Wholly Owned	Borgata (1)	LVE (Variable Interest Entity)	Eliminations	Boyd Gaming Consolidated
Revenues
Gaming	$353,846	$162,360	$—	$—	$516,206
Food and beverage	66,424	40,234	—	—	106,658
Room	35,744	34,220	—	—	69,964
Other	26,102	12,809	2,724	(2,724)	38,911
Gross revenues	482,116	249,623	2,724	(2,724)	731,739
Less promotional allowances	56,817	62,532	—	—	119,349
Net revenues	425,299	187,091	2,724	(2,724)	612,390

Costs and expenses
Gaming	184,708	67,592	—	—	252,300
Food and beverage	35,176	19,744	—	—	54,920
Room	9,615	3,990	—	—	13,605
Other	18,917	11,030	—	—	29,947
Selling, general and administrative	76,919	35,470	4	—	112,393
Maintenance and utilities	22,015	15,914	—	—	37,929
Depreciation and amortization	34,116	16,308	—	—	50,424
Corporate expense	10,317	—	—	—	10,317
Preopening expenses	4,342	—	—	(2,724)	1,618
Asset transactions costs	587	58	—	—	645
Other, net	587	(1,682)	—	—	(1,095)
Total costs and expenses	397,299	168,424	4	(2,724)	563,003

Operating income from Borgata	9,333	—	—	(9,333)	—

Operating income (loss)	37,333	18,667	2,720	(9,333)	49,387

Other expense (income)
Interest income	(272)	—	—	—	(272)
Interest expense, net of amounts capitalized	50,379	20,755	2,981	—	74,115
Other non-operating expenses from Borgata, net	10,359	—	—	(10,359)	—
Total other expense, net	60,466	20,755	2,981	(10,359)	73,843

Income (loss) from continuing operations, before income taxes	(23,133)	(2,088)	(261)	1,026	(24,456)
	8,013	37	—	—	8,050
Income (loss) from continuing operations, net of tax	(15,120)	(2,051)	(261)	1,026	(16,406)
Income (loss) from discontinued operations, net of tax	(676)	—	—	—	(676)
Net income (loss)	(15,796)	(2,051)	(261)	1,026	(17,082)
Net income (loss) attributable to noncontrolling interest	—	—	261	1,025	1,286
Net income (loss) attributable to Boyd Gaming Corporation	$(15,796)	$(2,051)	$—	$2,051	$(15,796)

BOYD GAMING CORPORATION
SUPPLEMENTAL INFORMATION
Condensed Consolidating Statement of Operations
Three Months Ended September 30, 2012
(Unaudited)

(In thousands, except per share data)	Boyd Gaming Wholly Owned	Borgata (1)	LVE (Variable Interest Entity)	Eliminations	Boyd Gaming Consolidated
Basic net loss per common share
Continuing operations	$(0.17)				$(0.17)
Discontinued operations	(0.01)				(0.01)
Basic net loss per common share	$(0.18)				$(0.18)
Weighted average basic shares outstanding	87,643				87,643

Diluted net loss per common share
Continuing operations	$(0.17)				$(0.17)
Discontinued operations	(0.01)				(0.01)
Diluted net loss per common share	$(0.18)				$(0.18)
Weighted average diluted shares outstanding	87,643				87,643

__________________________________________________________
(1) Borgata's financial results include the impact of certain valuation adjustments made upon consolidation. These valuation adjustments are not pushed down to Borgata and are therefore not reflected in Borgata's standalone financial statements.

BOYD GAMING CORPORATION
SUPPLEMENTAL INFORMATION
Condensed Consolidating Statement of Operations
Nine Months Ended September 30, 2013
(Unaudited)
	Boyd Gaming Wholly Owned
(In thousands, except per share data)	Excluding Peninsula Segment	Peninsula Segment	Eliminations	Total	Borgata (1)	LVE (Variable Interest Entity) (2)	Eliminations	Boyd Gaming Consolidated
Revenues
Gaming	$1,047,770	$373,910	$—	$1,421,680	$472,042	$—	$—	$1,893,722
Food and beverage	201,240	29,524	—	230,764	108,211	—	—	338,975
Room	114,178	—	—	114,178	89,130	—	—	203,308
Other	93,427	13,415	(15,162)	91,680	33,337	1,933	(1,933)	125,017
Gross revenues	1,456,615	416,849	(15,162)	1,858,302	702,720	1,933	(1,933)	2,561,022
Less promotional allowances	167,541	16,432	—	183,973	164,148	—	—	348,121
Net revenues	1,289,074	400,417	(15,162)	1,674,329	538,572	1,933	(1,933)	2,212,901

Costs and expenses
Gaming	525,254	174,038	—	699,292	188,144	—	—	887,436
Food and beverage	107,334	20,141	—	127,475	54,475	—	—	181,950
Room	31,444	—	—	31,444	10,167	—	—	41,611
Other	55,895	24,806	(15,162)	65,539	26,890	—	—	92,429
Selling, general and administrative	220,277	42,361	—	262,638	111,227	—	—	373,865
Maintenance and utilities	71,235	9,925	—	81,160	44,826	—	—	125,986
Depreciation and amortization	97,737	66,173	—	163,910	45,448	—	—	209,358
Corporate expense	40,487	2,101	—	42,588	—	—	—	42,588
Preopening expenses	6,202	91	—	6,293	469	—	(1,933)	4,829
Impairments of assets	1,250	—	—	1,250	5,032	—	—	6,282
Asset transactions costs	1,768	292	—	2,060	205	—	—	2,265
Other, net	1,836	199	—	2,035	3,146	—	—	5,181
Total costs and expenses	1,160,719	340,127	(15,162)	1,485,684	490,029	—	(1,933)	1,973,780

Operating income from Borgata	24,271	—	—	24,271	—	—	(24,271)	—

Operating income (loss)	152,626	60,290	—	212,916	48,543	1,933	(24,271)	239,121

Other expense (income)
Interest income	(145)	(1,634)	—	(1,779)	—	—	—	(1,779)
Interest expense, net of amounts capitalized	139,570	63,107	—	202,677	61,899	2,377	—	266,953
Loss on early extinguishments of debt	25,001	1,976	—	26,977	2,536	—	—	29,513
Other income (expense)	(729)	394	—	(335)	—	—	—	(335)
Other non-operating expenses from Borgata, net	31,867	—	—	31,867	—	—	(31,867)	—
Total other expense, net	195,564	63,843	—	259,407	64,435	2,377	(31,867)	294,352

Income (loss) from continuing operations before income taxes	(42,938)	(3,553)	—	(46,491)	(15,892)	(444)	7,596	(55,231)
Income taxes	13,036	(10,259)	—	2,777	701	—	—	3,478
Income (loss) from continuing operations, net of tax	(29,902)	(13,812)	—	(43,714)	(15,191)	(444)	7,596	(51,753)
Income (loss) from discontinued operations, net of tax	10,790	—	—	10,790	—	—	—	10,790
Net income (loss)	(19,112)	(13,812)	—	(32,924)	(15,191)	(444)	7,596	(40,963)
Net (income) loss attributable to noncontrolling interest	—	—	—	—	—	444	7,595	8,039
Net income (loss) attributable to Boyd Gaming Corporation	$(19,112)	$(13,812)	$—	$(32,924)	$(15,191)	$—	$15,191	$(32,924)

BOYD GAMING CORPORATION
SUPPLEMENTAL INFORMATION
Condensed Consolidating Statement of Operations
Nine Months Ended September 30, 2013
(Unaudited)

	Boyd Gaming Wholly Owned
(In thousands, except per share data)	Excluding Peninsula Segment	Peninsula Segment	Eliminations	Total	Borgata (1)	LVE (Variable Entity) (2)	Eliminations	Boyd Gaming Consolidated
Basic net income (loss) per common share
Continuing operations				$(0.47)				$(0.47)
Discontinued operations				0.12				0.12
Basic net loss per common share				$(0.35)				$(0.35)
Weighted average basic shares outstanding				93,122				93,122

Diluted net income (loss) per common share
Continuing operations				$(0.47)				$(0.47)
Discontinued operations				0.12				0.12
Diluted net loss per common share				$(0.35)				$(0.35)
Weighted average diluted shares outstanding				93,122				93,122

__________________________________________________
(1) Borgata's financial results include the impact of certain valuation adjustments made upon consolidation. These valuation adjustments are not pushed down to Borgata and are therefore not reflected in Borgata's standalone financial statements.
(2) Boyd Gaming's contractual agreements with LVE were terminated on March 4, 2013, in connection with the sale of the Echelon development site. As a result, Boyd Gaming ceased consolidation of LVE as of that date. The financial results presented for LVE include only that portion of the period that the variable interest entity was consolidated by Boyd Gaming.

BOYD GAMING CORPORATION
SUPPLEMENTAL INFORMATION
Condensed Consolidating Statement of Operations
Nine Months Ended September 30, 2012
(Unaudited)

(In thousands, except per share data)	Boyd Gaming Wholly Owned	Borgata (1)	LVE (Variable Interest Entity)	Eliminations	Boyd Gaming Consolidated
Revenues
Gaming	$1,094,475	$470,285	$—	$—	$1,564,760
Food and beverage	205,526	112,350	—	—	317,876
Room	114,541	91,048	—	—	205,589
Other	78,869	31,547	8,172	(8,172)	110,416
Gross revenues	1,493,411	705,230	8,172	(8,172)	2,198,641
Less promotional allowances	173,939	166,573	—	—	340,512
Net revenues	1,319,472	538,657	8,172	(8,172)	1,858,129

Costs and expenses
Gaming	544,017	195,225	—	—	739,242
Food and beverage	112,596	56,533	—	—	169,129
Room	32,727	10,944	—	—	43,671
Other	57,298	25,345	—	—	82,643
Selling, general and administrative	227,699	102,999	13	—	330,711
Maintenance and utilities	71,280	44,644	—	—	115,924
Depreciation and amortization	103,607	47,452	—	—	151,059
Corporate expense	36,197	—	—	—	36,197
Preopening expenses	13,420	240	—	(8,172)	5,488
Asset transactions costs	6,917	—	—	—	6,917
Other, net	(5,504)	(3,812)	—	—	(9,316)
Total costs and expenses	1,200,254	479,570	13	(8,172)	1,671,665

Operating income from Borgata	29,543	—	—	(29,543)	—

Operating income (loss)	148,761	59,087	8,159	(29,543)	186,464

Other expense (income)
Interest income	(684)	—	—	—	(684)
Interest expense, net of amounts capitalized	131,823	61,885	9,023	—	202,731
Other non-operating expenses from Borgata, net	31,010	—	—	(31,010)	—
Total other expense, net	162,149	61,885	9,023	(31,010)	202,047

Income (loss) from continuing operations before income taxes	(13,388)	(2,798)	(864)	1,467	(15,583)
Income taxes	6,563	(136)	—	—	6,427
Income (loss) from continuing operations, net of tax	(6,825)	(2,934)	(864)	1,467	(9,156)
Loss from discontinued operations, net of tax	(2,142)	—	—	—	(2,142)
Net income (loss)	(8,967)	(2,934)	(864)	1,467	(11,298)
Net income (loss) attributable to noncontrolling interest	—	—	864	1,467	2,331
Net income (loss) attributable to Boyd Gaming Corporation	$(8,967)	$(2,934)	$—	$2,934	$(8,967)

BOYD GAMING CORPORATION
SUPPLEMENTAL INFORMATION
Condensed Consolidating Statement of Operations
Nine Months Ended September 30, 2012
(Unaudited)

(In thousands, except per share data)	Boyd Gaming Wholly Owned	Borgata (1)	LVE (Variable Interest Entity)	Eliminations	Boyd Gaming Consolidated
Basic net loss per common share
Continuing operations	$(0.08)				$(0.08)
Discontinued operations	(0.02)				(0.02)
Basic net loss per common share	$(0.10)				$(0.10)
Weighted average basic shares outstanding	87,587				87,587

Diluted net loss per common share
Continuing operations	$(0.08)				$(0.08)
Discontinued operations	(0.02)				(0.02)
Diluted net loss per common share	$(0.10)				$(0.10)
Weighted average diluted shares outstanding	87,587				87,587

__________________________________________________________
(1) Borgata's financial results include the impact of certain valuation adjustments made upon consolidation. These valuation adjustments are not pushed down to Borgata and are therefore not reflected in Borgata's standalone financial statements.

BOYD GAMING CORPORATION
SUPPLEMENTAL INFORMATION
Condensed Consolidated Statements of Operations of Peninsula Segment (1)
Successor and Predecessor Periods Comprising the Three and Nine Month Periods Ended September 30, 2013 and 2012
(Unaudited)

	Successor	Predecessor (2)	Successor	Predecessor (2)
	Three Months	Three Months	Nine Months	Nine Months
	Ended	Ended	Ended	Ended
(In thousands)	September 30, 2013	September 30, 2012	September 30, 2013	September 30, 2012
Revenues
Gaming	$121,383	$122,189	$373,910	$375,079
Food and beverage	9,759	8,299	29,524	25,295
Other	5,148	4,592	13,415	12,356
Gross revenues	136,290	135,080	416,849	412,730
Less promotional allowances	5,568	4,926	16,432	14,961
Net revenues	130,722	130,154	400,417	397,769

Costs and expenses
Gaming	57,480	55,435	174,038	169,343
Food and beverage	6,627	5,272	20,141	15,871
Other	4,109	3,379	9,644	8,643
Selling, general and administrative	13,627	12,341	42,361	36,952
Maintenance and utilities	3,605	3,010	9,925	8,274
Depreciation and amortization	22,210	10,465	66,173	31,239
Corporate expense	234	3,541	2,101	8,887
Affiliate management fee	4,884	2,286	15,162	7,049
Preopening expenses	—	153	91	156
Asset transactions costs	133	(9)	292	(46)
Other operating items	62	301	199	2,474
Total costs and expenses	112,971	96,174	340,127	288,842
Operating income (loss)	17,751	33,980	60,290	108,927

Other expense (income)
Interest income	(553)	(557)	(1,634)	(1,685)
Interest expense, net of amounts capitalized	19,908	17,306	63,107	53,704
Debt modification fees	—	—	1,976	—
Loss from equity affiliates	49	18	394	62
Total other expense, net	19,404	16,767	63,843	52,081

Income (loss) before income taxes	(1,653)	17,213	(3,553)	56,846
Income taxes (3)	(3,368)	—	(10,259)	—
Net income (loss)	$(5,021)	$17,213	$(13,812)	$56,846

Adjusted EBITDA, after corporate expense	$45,040	$47,176	$142,207	$149,799
___________________________________

(1)
Peninsula Gaming, LLC ("PGL") was acquired by Boyd Gaming on November 20, 2012. In accordance with Generally Accepted Accounting Principles ("GAAP"), PGL's post acquisition financial results have been prepared on Boyd Gaming's ("Successor") basis of accounting and reflect adjustments resulting from the application of the acquisition method. Financial information for the prior year period has been prepared on PGL's ("Predecessor") basis of accounting. Consequently, the financial statements for the Successor and Predecessor periods are presented on different bases.

(2)
Certain amounts for the prior year have been reclassified to conform with the Successor presentation. These reclassifications had no impact on income from operations or net income as previously reported by the Predecessor.

(3)
The Predecessor was structured as a limited liability company and the members were taxed on their proportionate share of its taxable income. Accordingly, no provision for income taxes was included in the financial statements of the Predecessor.

Footnotes and Safe Harbor Statements
Non-GAAP Financial Measures

Regulation G, "Conditions for Use of Non-GAAP Financial Measures," prescribes the conditions for use of non-GAAP financial information in public disclosures. We believe that our presentations of the following non-GAAP financial measures are important supplemental measures of operating performance to investors: earnings before interest, taxes, depreciation and amortization (EBITDA), Adjusted EBITDA, Adjusted Earnings and Adjusted Earnings Per Share (Adjusted EPS). The following discussion defines these terms and why we believe they are useful measures of our performance.

EBITDA and Adjusted EBITDA

EBITDA is a commonly used measure of performance in our industry that we believe, when considered with measures calculated in accordance with accounting principles generally accepted in the United States (“GAAP”), provides our investors a more complete understanding of our operating results before the impact of investing and financing transactions and income taxes and facilitates comparisons between us and our competitors. Management has historically adjusted EBITDA when evaluating operating performance because we believe that the inclusion or exclusion of certain recurring and non-recurring items is necessary to provide the most accurate measure of our core operating results and as a means to evaluate period-to-period results. We refer to this measure as Adjusted EBITDA. We have chosen to provide this information to investors to enable them to perform more meaningful comparisons of past, present and future operating results and as a means to evaluate the results of core on-going operations. We have historically reported this measure to our investors and believe that the continued inclusion of Adjusted EBITDA provides consistency in our financial reporting. We use Adjusted EBITDA in this press release because we believe it is useful to investors in allowing greater transparency related to a significant measure used by our management in their financial and operational decision-making. Adjusted EBITDA is among the more significant factors in management's internal evaluation of total company and individual property performance and in the evaluation of incentive compensation related to property management. Management also uses Adjusted EBITDA as a measure in the evaluation of potential acquisitions and dispositions. Adjusted EBITDA is also used by management in the annual budget process. Externally, we believe these measures continue to be used by investors in their assessment of our operating performance and the valuation of our company. Adjusted EBITDA reflects EBITDA adjusted for deferred rent, preopening expenses, share-based compensation expense, impairments of assets, asset transactions costs, loss on early extinguishments of debt and other operating charges, net, and our share of Borgata's non-operating expenses, preopening expenses and other items and write-downs, net. In addition, Adjusted EBITDA includes corporate expense. A reconciliation of Adjusted EBITDA to net income (loss), based upon GAAP, is included in the financial schedules accompanying this release.

Adjusted Earnings and Adjusted EPS

Adjusted Earnings is net income (loss) before preopening expenses, asset transactions costs, net gains on insurance settlements, impairments of assets, certain adjustments to property tax accruals, write-downs and other charges, net, accelerated amortization of deferred loan fees, changes in the fair value of derivative instruments, gain or loss on early retirements of debt, other non-recurring adjustments, net, valuation adjustments related to the consolidation of Borgata, and our share of Borgata's preopening expenses and other items and write-downs, net. Adjusted Earnings and Adjusted EPS are presented solely as supplemental disclosures because management believes that they are widely used measures of performance in the gaming industry. A reconciliation of net income (loss) based upon GAAP to Adjusted Earnings and Adjusted EPS are included in the financial schedules accompanying this release.

Limitations on the Use of Non-GAAP Measures

The use of EBITDA, Adjusted EBITDA, Adjusted Earnings, Adjusted EPS and certain other non-GAAP financial measures has certain limitations. Our presentation of EBITDA, Adjusted EBITDA, Adjusted Earnings, Adjusted EPS or certain other non-GAAP financial measures may be different from the presentation used by other companies and therefore comparability may be limited. Depreciation and amortization expense, interest expense, income taxes and other items have been and will be incurred and are not reflected in the presentation of EBITDA or Adjusted EBITDA. Each of these items should also be considered in the overall evaluation of our results. Additionally, EBITDA and Adjusted EBITDA do not consider capital expenditures and other investing activities and should not be considered as a measure of our liquidity. We compensate for these limitations by providing the relevant disclosure of our depreciation and amortization, interest and income taxes, capital expenditures and other items both in our reconciliations to the GAAP financial measures and in our consolidated financial statements, all of which should be considered when evaluating our performance.

EBITDA, Adjusted EBITDA, Adjusted Earnings, Adjusted EPS and certain other non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP. EBITDA, Adjusted EBITDA, Adjusted Earnings, Adjusted EPS and certain other non-GAAP financial measures should not be considered as an alternative to net income, operating income, or any other operating performance measure prescribed by GAAP, nor should these measures be relied upon to the exclusion of GAAP financial measures. EBITDA, Adjusted EBITDA, Adjusted Earnings, Adjusted EPS and certain other non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. Management strongly encourages investors to review our financial information in its entirety and not to rely on a single financial measure.

Forward Looking Statements and Company Information
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements contain words such as “may,” “will,” “might,” “expect,” “believe,” “anticipate,” “could,” “would,” “estimate,” “continue,” “pursue,” or the negative thereof or comparable terminology, and may include (without limitation) information regarding the Company’s expectations, goals or intentions regarding future performance. In addition, forward-looking statements in this press release include statements regarding: improvement in October year-over-year results in most of our operations, that Borgata’s amenities are providing a significant competitive advantage, and that Borgata is on track to be among the first operators to offer real-money online gaming in New Jersey. Forward-looking statements involve certain risks and uncertainties, and actual results may differ materially from those discussed in any such statement. These risks and uncertainties include, but are not limited to: fluctuations in the Company’s operating results; recovery of its properties in various markets; the state of the economy and its effect on consumer spending and the Company’s results of operations; the timing for economic recovery, its effect on the Company’s business and the local economies where the Company’s properties are located; whether online gaming will become legalized in various states, the Company’s ability to operate online gaming profitably, or otherwise; consumer reaction to fluctuations in the stock market and economic factors; the fact that the Company’s expansion, development and renovation projects (including enhancements to improve property performance) are subject to many risks inherent in expansion, development or construction of a new or existing project; the effects of events adversely impacting the economy or the regions from which the Company draws a significant percentage of its customers; competition; litigation; financial community and rating agency perceptions of the Company and its subsidiaries; changes in laws and regulations, including increased taxes; the availability and price of energy, weather, regulation, economic, credit and capital market conditions; and the effects of war, terrorist or similar activity. Additional factors that could cause actual results to differ are discussed under the heading “Risk Factors” and in other sections of the Company’s Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, and in the Company’s other current and periodic reports filed from time to time with the SEC. All forward-looking statements in this press release are made as of the date hereof, based on information available to the Company as of the date hereof, and the Company assumes no obligation to update any forward-looking statement.

About Boyd Gaming
Headquartered in Las Vegas, Boyd Gaming Corporation (NYSE: BYD) is a leading diversified owner and operator of 22 gaming entertainment properties located in Nevada, Illinois, Indiana, Iowa, Kansas, Louisiana, Mississippi and New Jersey. Boyd Gaming press releases are available at www.prnewswire.com. Additional news and information on Boyd Gaming can be found at www.boydgaming.com.